SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                      -----

                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         March 12, 2004 (March 12, 2004)


                               JAKKS PACIFIC, INC.
             (Exact Name of registrant as specified in its charter)



Delaware                       0-28104                      95-4527222
(State or other          (Commission File Number)        (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)


  22619 Pacific Coast Highway                       90265
      Malibu, California                          (Zip Code)
(Address of principalexecutive offices)


Registrant's telephone number, including area code: (310) 456-7799



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                               JAKKS PACIFIC, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                March 12, 2004


                                ITEMS IN FORM 8-K
                                -----------------



                                      Page
                                                              ----

Facing Page                                                    1

Item 7.           Financial Statements and Exhibits            3

Item 9.           Regulation FD Disclosure                     3

Signatures                                                     4

Exhibit Index                                                  5

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits


         Exhibit
         Number             Description
         -------            -----------

         99.1*              March 12, 2004 Press Release

         -----------------------------
         *   Filed herewith


Item 9.  Regulation FD Disclosure.

     In accordance with the interim guidance issued by the Commission on March 27, 2003 in Final Rule Release No. 33-8216, the information reported in this Report is being provided under Item 12.

     On March 12, 2004, the Company issued a press release announcing that a non-cash charge for stock grants which it announced in its February 17, 2004 press release it anticipated would be incurred in 2004, was, after further consideration of the accounting treatment of such awards, in particular the determination of the measurement date, incurred in the fourth quarter of 2003, reducing the Company's previously announced earnings for the quarter and year ended December 31, 2003. A copy of such March 12, 2004 release is annexed as an exhibit and is incorporated by reference hereto in its entirety.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 12, 2004                JAKKS PACIFIC, INC.


By:  /s/ Jack Friedman
-----------------------
Jack Friedman
Chairman and
Chief Executive Officer

                                  Exhibit Index


         Exhibit
         Number             Description

         99.1*              March 12, 2004 Press Release


         -----------------------------
         *   Filed herewith